Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports Third Quarter Fiscal Year 2024 Results

Wilmington, Massachusetts (July 29, 2024) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its third fiscal quarter of 2024 ended June 29, 2024. Symbotic posted revenue of $492 million, a net loss of $14 million and adjusted EBITDA1 of $15 million for the third quarter of fiscal 2024. In the same quarter of fiscal 2023, Symbotic had revenue of $312 million, a net loss of $39 million and an adjusted EBITDA loss1 of $3 million. Cash, cash equivalents and marketable securities on hand decreased by $81 million from the prior quarter to $870 million at the end of the third quarter.
“Symbotic continues to innovate. During the quarter, we extended the future capabilities of SymBot by incorporating an enhanced sensor array and we advanced development of our new minibot for BreakPack,” said Rick Cohen, Chairman and Chief Executive Officer of Symbotic. “Our teams continue to focus on execution of the 39 systems we have in deployment, which is reflected in our record revenue for the quarter. Our system gross margin fell below expectations due to elongated construction schedules and implementation costs. We are focused on improving our planning, speed of implementation and project management to improve performance.”
“As planned, system deployments reaccelerated from last quarter. We started five system deployments and completed three operational systems,” said Symbotic Chief Financial Officer, Carol Hibbard. “Looking ahead, improving our deployment process may temporarily slow our revenue growth. However, we expect system costs to decline and gross margin to return to historical levels during our fourth fiscal quarter.”
OUTLOOK
For the fourth quarter of fiscal 2024, Symbotic expects revenue of $455 million to $475 million, and adjusted EBITDA2 of $28 million to $32 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its third quarter fiscal 2024 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q3-2024.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to net loss because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit and adjusted gross profit margin. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization; stock-based compensation; CEO transition charges; joint venture formation fees; restructuring charges; equity financing transaction costs; equity method investment; and other non-recurring items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation; stock-based compensation; and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by revenue. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit and adjusted gross profit margin, non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the GreenBox joint venture;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its platform;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in our internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of our business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation;
•business disruption;
•disruption to the business due to Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of our systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;

•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023, and Symbotic’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K filed with the SEC on December 11, 2023, and Symbotic’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024, and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from adding to our base of outsourcing partners; risks related to the GreenBox joint venture and the effects of pending and future legislation.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

INVESTOR RELATIONS CONTACT
Jeff Evanson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
Kimberly Zminkowski
Director, Marketing
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
(in thousands, except share and per share information)	June 29, 2024	March 30, 2024	June 24, 2023	June 29, 2024	June 24, 2023
Revenue:
Systems	$472,119	$401,662	$302,350	$1,229,993	$757,854
Software maintenance and support	3,545	2,566	1,768	8,280	4,466
Operation services	16,198	20,073	7,719	46,340	22,683
Total revenue	491,862	424,301	311,837	1,284,613	785,003
Cost of revenue:
Systems	407,852	359,151	244,660	1,053,407	618,651
Software maintenance and support	2,539	1,936	3,603	6,201	7,380
Operation services	14,065	19,052	10,665	43,331	28,022
Total cost of revenue	424,456	380,139	258,928	1,102,939	654,053
Gross profit	67,406	44,162	52,909	181,674	130,950
Operating expenses:
Research and development expenses	44,722	46,462	48,845	133,327	149,251
Selling, general, and administrative expenses	47,871	48,652	46,073	143,535	150,994
Total operating expenses	92,593	95,114	94,918	276,862	300,245
Operating loss	(25,187)	(50,952)	(42,009)	(95,188)	(169,295)
Other income, net	11,615	9,812	2,937	27,626	7,055
Loss before income tax and equity method investment	(13,572)	(41,140)	(39,072)	(67,562)	(162,240)
Income tax benefit (expense)	(95)	188	(5)	(24)	(239)
Loss from equity method investment	(537)	—	—	(537)	—
Net loss	(14,204)	(40,952)	(39,077)	(68,123)	(162,479)
Net loss attributable to noncontrolling interests	(11,716)	(34,372)	(34,730)	(57,127)	(144,821)
Net loss attributable to common stockholders	$(2,488)	$(6,580)	$(4,347)	$(10,996)	$(17,658)

Loss per share of Class A Common Stock:
Basic and Diluted	$(0.02)	$(0.07)	$(0.07)	(0.12)	$(0.29)
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	102,414,284	93,043,769	61,782,886	92,891,276	60,160,039

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net loss to adjusted EBITDA:

	Three Months Ended			Nine Months Ended
(in thousands)	June 29, 2024	March 30, 2024	June 24, 2023	June 29, 2024	June 24, 2023
Net loss	$(14,204)	$(40,952)	$(39,077)	$(68,123)	$(162,479)
Interest income	(11,610)	(9,795)	(2,974)	(27,554)	(7,199)
Income tax (benefit) expense	95	(188)	5	24	239
Depreciation and amortization	10,032	2,468	1,621	15,065	4,996
Stock-based compensation	30,320	34,726	37,068	94,508	123,147
Joint venture formation fees	—	—	—	1,089	—
CEO transition charges	—	—	—	—	2,026
Restructuring charges	—	34,206	—	34,206	8,373
Equity financing transaction costs	—	1,985	—	1,985	—
Equity method investment	537	—	—	537	—
Adjusted EBITDA	$15,170	$22,450	$(3,357)	$51,737	$(30,897)
The following table reconciles GAAP gross profit to adjusted gross profit:

	Three Months Ended			Nine Months Ended
(in thousands)	June 29, 2024	March 30, 2024	June 24, 2023	June 29, 2024	June 24, 2023
Gross profit	$67,406	$44,162	$52,909	$181,674	$130,950
Depreciation	5,359	88	178	5,540	553
Stock-based compensation	3,807	5,156	4,124	12,394	4,895
Restructuring charges	—	34,206	—	34,206	5,240
Adjusted gross profit	$76,572	$83,612	$57,211	$233,814	$141,638

Gross profit margin	13.7%	10.4%	17.0%	14.1%	16.7%
Adjusted gross profit margin	15.6%	19.7%	18.3%	18.2%	18.0%

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding at the end of each of the periods presented:

	June 29, 2024	September 30, 2023
Class A Common Stock issued and outstanding	103,096,119	82,112,881
Class V-1 Common Stock issued and outstanding	77,490,386	66,931,097
Class V-3 Common Stock issued and outstanding	404,309,196	407,528,941
	584,895,701	556,572,919

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share data)	June 29, 2024	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$870,469	$258,770
Marketable securities	—	286,736
Accounts receivable	100,499	69,206
Unbilled accounts receivable	160,688	121,149
Inventories	132,111	136,121
Deferred expenses	6,748	34,577
Prepaid expenses and other current assets	100,802	85,236
Total current assets	1,371,317	991,795
Property and equipment, net	81,029	34,507
Intangible assets, net	—	217
Other assets	106,096	24,191
Total assets	$1,558,442	$1,050,710
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$156,286	$109,918
Accrued expenses and other current liabilities	177,166	128,314
Deferred revenue	714,641	787,227
Total current liabilities	1,048,093	1,025,459
Deferred revenue	81,642	—
Other liabilities	49,412	27,967
Total liabilities	1,179,147	1,053,426
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 103,096,119 and 82,112,881 shares issued and outstanding at June 29, 2024 and September 30, 2023, respectively	12	8
Class V-1 Common Stock, 1,000,000,000 shares authorized, 77,490,386 and 66,931,097 shares issued and outstanding at June 29, 2024 and September 30, 2023, respectively	8	7
Class V-3 Common Stock, 450,000,000 shares authorized, 404,309,196 and 407,528,941 shares issued and outstanding at June 29, 2024 and September 30, 2023, respectively	41	41
Additional paid-in capital - warrants	—	58,126
Additional paid-in capital	1,742,697	1,254,022
Accumulated deficit	(1,321,431)	(1,310,435)
Accumulated other comprehensive loss	(2,632)	(1,687)
Total stockholders' equity	418,695	82
Noncontrolling interest	(39,400)	(2,798)
Total equity	379,295	(2,716)
Total liabilities and equity	$1,558,442	$1,050,710

Symbotic Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows

	Three Months Ended			Nine Months Ended
(in thousands)	June 29, 2024	March 30, 2024	June 24, 2023	June 29, 2024	June 24, 2023
Cash flows from operating activities:
Net loss	$(14,204)	$(40,952)	$(39,077)	$(68,123)	$(162,479)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,695	3,155	2,460	17,048	6,606
Foreign currency (gains) / losses	—	(30)	72	(8)	66
Loss on disposal of assets	—	—	—	—	123
(Gain) on investments	(1,340)	(8,745)	—	(10,084)	—
Provision for excess and obsolete inventory	(171)	34,206	—	34,105	6,160
Stock-based compensation	29,332	28,065	36,999	86,858	121,762
Changes in operating assets and liabilities:
Accounts receivable	27,166	25,328	50,837	(31,295)	(70,300)
Inventories	(12,179)	(16,353)	(25,928)	(30,099)	(80,781)
Prepaid expenses and other current assets	22,319	(36,369)	(25,793)	(55,211)	(421)
Deferred expenses	(5,580)	2,106	(5,399)	(10,626)	(13,128)
Other assets	1,051	440	(461)	(4,415)	(5,944)
Accounts payable	6,458	43,740	(13,862)	46,368	5,856
Accrued expenses and other current liabilities	49,007	(15,100)	(13,558)	48,593	20,044
Deferred revenue	(60,635)	(272)	85,896	9,059	349,360
Other liabilities	(1,534)	1,853	2,697	9,136	9,342
Net cash provided by operating activities	50,385	21,072	54,883	41,306	186,266
Cash flows from investing activities:
Purchases of property and equipment and capitalization of software development costs	(17,143)	(2,871)	(8,337)	(23,007)	(20,363)
Proceeds from maturities of marketable securities	50,000	140,000	50,000	340,000	50,000
Purchases of marketable securities	—	(343)	(97,957)	(48,660)	(301,097)
Purchases of strategic investments	(66,489)	—	—	(66,489)	—
Net cash provided by (used in) investing activities	(33,632)	136,786	(56,294)	201,844	(271,460)
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	(3,125)	—	(3,181)	(11,713)
Net proceeds from issuance of common stock under employee stock purchase plan	—	3,435	—	3,435	987
Proceeds from issuance of Class A Common Stock	—	257,985	—	257,985	—
Proceeds from exercise of warrants	—	—	—	158,704	—
Distributions to Symbotic Holdings LLC partners	(47,654)	—	—	(47,654)	—
Net cash provided by (used in) financing activities	(47,654)	258,295	—	369,289	(10,726)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(9)	(13)	(45)	(25)	93

Net increase (decrease) in cash, cash equivalents, and restricted cash	(30,910)	416,140	(1,456)	612,414	(95,827)
Cash, cash equivalents, and restricted cash - beginning of period	904,242	488,102	259,086	260,918	353,457
Cash, cash equivalents, and restricted cash - end of period	$873,332	$904,242	$257,630	$873,332	$257,630

	Three Months Ended			Nine Months Ended
(in thousands)	June 29, 2024	March 30, 2024	June 24, 2023	June 29, 2024	June 24, 2023
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$870,469	$901,382	$255,490	$870,469	$255,490
Restricted cash	2,863	2,860	2,140	2,863	2,140
Cash, cash equivalents, and restricted cash	$873,332	$904,242	$257,630	$873,332	$257,630